March 3, 2005

Celeste M. Murphy
Office of Mergers and Acquisitions
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549-0303

Re: Inland Capital Fund, L.P., Schedule TO-T filed February 23, 2005 by MacKenzie Patterson Fuller, Inc. and its affiliates, the Purchasers
SEC File No. 005-80567

Dear Ms. Murphy:

Thank you for your letter dated March 2, 2005 regarding our recent Schedule TO-T. I will respond to the questions you asked in your letter in the order in which you posed them.

1. Financial statements of the purchasers would not add material disclosure to the available information. As disclosed, the offer will be funded through the existing capital of the purchasers. As stated in the offer materials, the purchasers have aggregate capital which is more than adequate to fund the offer. The specific facts and circumstances of this offer should be understood. Absent a tender offer filed under
        Section 14(d)(1) of the Securities Exchange Act, the purchasers would have little or no access to the security holders and the holders would have little or no access to potential purchasers. Because of the lack of liquidity of the securities, the uncertainty as to the underlying value of the securities and the issuer's assets, and the extraordinary per unit costs of using a tender offer as the means for purchasing the securities, the offer prices are substantially discounted from the estimates of liquidation value of the issuers. It is therefore anticipated that only those securities holders who have an immediate need for liquidity will seek to sell their securities. Based on the extensive past experience of both the purchasers and others who have tendered for illiquid securities in similar circumstances, the purchasers do not reasonably expect to receive more than 10% to 25% of the total number of securities sought and will likely receive substantially less than that. Of course, the purchasers could have tendered for 100% and would not have expected any different response, but such a tender would have been unrealistic. Accordingly, while the purchasers are prepared and able to fund the entire offer, as a practical matter, the actual funds necessary to complete the offer are reasonably expected to be substantially less than the cash reserves held by the purchasers. This offer is for immediate cash payment and no securities of the bidder are to be used. No evaluation of securities or credit risk is therefore relevant to this offer. The bidder neither seeks control, nor would it, if successful in purchasing all securities sought, gain control of any issuer, so no evaluation of the bidders' financial condition is relevant in that respect. No market exists for the securities and no competing bidder is seeking to purchase the securities, so no real alternative opportunities are available to be evaluated over the period of the offer. Given the circumstances and terms of this offer, to require inclusion of financial statements for this offer would involve unnecessary and unreasonable time, effort, and expense, without


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        providing any more material information to prospective sellers than the information presented in the Offer. Any additional document preparation, financial statement preparation, and subsequent mailing costs would add substantial additional cost to the offer without any material impact on disclosure. Based on the foregoing, we believe the financial statements presented together with disclosure of the other sources of funds provide all financial information material to a security holder's evaluation of the offer.

2. Item 1016 of Regulation M-A requires the filing of certain exhibits, but we do not believe that the informal arrangement between the purchasers for the allocation of units tendered pursuant to the Offer falls within any of the provisions of Item 1016. Furthermore, the arrangement is not definitive in that it needs to be flexible based upon the results of the tender offer. Disclosure of such details would not be material to a prospective seller because the terms of the Offer are not affected by the allocation between the purchasers.

3. I am a bit surprised by this comment. My review of various Schedule TOs, including, for example, the Oracle tender offer for Peoplesoft, indicates that many bidders do not make this notation. We believe that the preface to the Item, which says "If the Schedule TO is combined with Schedule 13E-3...," implies that unless the Item is noted, it is inapplicable, although I understand that you are relying on the instruction indicating that if an item is inapplicable, we should so state. Additionally, the fact that this is a Schedule TO-T necessarily implies that Item 13 would be inapplicable (it could not be a going-private transaction by a private party). Nonetheless, we will in the future note that Item 13 is inapplicable, and amend the current Schedule TO-T.

4. You have requested that we acknowledge, and we hereby do acknowledge, that we are responsible for the adequacy and accuracy of the disclosure in the filings and that staff comments or changes to disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing and that we may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please let me know if you have any questions or further comments.

Very Truly Yours,

/s/ CHIP PATTERSON

Chip Patterson
Vice President and General Counsel
(925) 631-9100 ext.
206 (925) 871-4046 (Fax)
chip@mpfi.com